T. Rowe Price International Funds, Inc.

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

Supplement to prospectus dated May 1, 2005

The prospectuses for the funds are updated to reflect their ability to engage in swap transactions:

Swaps

Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company or government on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.

Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

The date of the above supplement is January 5, 2006.

C02-042 1/5/06